SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K/A

                              CURRENT REPORT
                             Amendment No. 1

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             November 6, 1996

                           ROYAL OAK MINES INC.

          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                                98-0160821
(State or other jurisdiction of                (I.R.S. Employer Identification
incorporation or organization)                  No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                         98033
(Address of principal executive offices)      (Postal/Zip Code)

(206) 822-8992
Registrant's telephone number, including area code











Item 5.   Other Events

          Set forth as Exhibit 99.1 hereto is an amendment to, and which amendment replaces, Exhibit 99.1 to the current report on Form 8-K, dated November 6, 1996 earlier filed by the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1   Royal Oak Mines Inc. press release, dated November 6, 1996.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ROYAL OAK MINES INC.


Date:     November 6, 1996              By: /s/ James H. Wood
                                        James H. Wood
                                        Chief Financial Officer